Other Liabilities (Details)	May 18, 2020
Disclosure of other liabilities [text block] [Abstract]
Descrition of acquire Serra Grande Farm	the Company acquired 4,489 hectares of Serra Grande Farm for R$25,047. On June 30, 2021, the liability mainly refers to the delivery of 108,000 bags of soybean in two annual installments of 54,000 bags each. The Company maintains its liability measured at fair value through profit or loss.